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                                                                 Exhibit 10 (ii)

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of CUNA Mutual Variable Annuity Account (the "Account") of CUNA Mutual Insurance Society on Form N-4 of our report dated February 19, 2008 appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account, which is part of the Post-Effective Amendment No. 4 to Registration Statement No. 333-148426, related to the consolidated balance sheet of The CUMIS Group Ltd. and subsidiaries as of December 31, 2007 and the consolidated statements of operations, comprehensive income, changes in shareholders' equity and cash flows for the year then ended, and to the reference to our firm under the heading "Experts" appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account.


/s/ KPMG LLP
Chartered Accountants, Licensed Public Accountants

Toronto, Canada
November 21, 2008

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of CUNA Mutual Variable Annuity Account (the "Account") of CUNA Mutual Insurance Society on Form N-4 of our report dated February 16, 2007 appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account, which is part of the Post-Effective Amendment No. 4 to Registration Statement No. 333-148426, related to the consolidated balance sheet of The CUMIS Group Ltd. and subsidiaries as of December 31, 2006 and the consolidated statements of operations, shareholders' equity and cash flows for the year then ended, and to the reference to our firm under the heading "Experts" appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account.


/s/ KPMG LLP
Chartered Accountants, Licensed Public Accountants

Toronto, Canada
November 21, 2008

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of CUNA Mutual Variable Annuity Account (the "Account") of CUNA Mutual Insurance Society on Form N-4 of our report dated February 21, 2006 appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account, which is part of the Post-Effective Amendment No. 4 to Registration Statement No. 333-148426, related to the consolidated balance sheet of The CUMIS Group Ltd. and subsidiaries as of December 31, 2005 and the consolidated statements of operations, shareholders' equity and cash flows for the year then ended, and to the reference to our firm under the heading "Experts" appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account.


/s/ KPMG LLP
Chartered Accountants, Licensed Public Accountants

Toronto, Canada
November 21, 2008


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